UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 21, 2010
Date of Report (Date of earliest event reported)

ZORO MINING CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52550	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3040 North Campbell Ave. #110, Tucson, Arizona	85719
(Address of principal executive offices)	(Zip Code)

(520) 299-0390
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

Item 8.01         Other Events

On July 21, 2010, the British Columbia Securities Commission (the "BCSC") revoked its cease trade order (the "CTO") issued on December 11, 2009 against Zoro Mining Corp. (the "Company").

As previously disclosed in the Company's Current Report on Form 8-K dated December 11, 2009, the Company is considered an "OTC reporting issuer" under the BCSC's Instrument 51-509 Issuers Quoted in the U.S. Over-the-Counter Markets. On December 11, 2009, the Company received a CTO from the BCSC, which is limited to the Province of British Columbia, for failure to file:

(i)   a technical report under Canadian National Instrument 43-101 Standards of Disclosure for Mineral Projects ("NI 43-101") with respect to the Company's Yura gold prospect near Arequipa, Peru and its Don Beno gold and copper project near Copiapo, Chile, disclosed in the Company's annual information form (filed in the form of an annual report on Form 10-K), as filed on the System for Electronic Analysis and Retrieval ("SEDAR"); and

(ii)  either a preliminary prospectus and a prospectus, or a Form 45-106F1 Report of Exemption Distribution that would be required to be filed under section 6.1 of Canadian National Instrument 45-106 Prospectus and Registration Exemptions, related to certain distributions of shares made by the Company to British Columbia residents.

The Company subsequently filed the required Reports of Exempt Distribution. In addition, the Company filed the following NI 43-101 Reports on SEDAR:

(i)   43-101 Technical Report on the Yura Project, Arequipa, Peru;

(ii)  43-101 Technical Report on the Escondida Project, Third Region, Copiapo, Peru; and

(iii) 43-101 Technical Report on the Don Beno Project, Third Region, Copiapo, Chile.

In addition, the Company has filed an amended Annual Information Form on Form 10-K/A for the Company's fiscal year ended April 30, 2009 on SEDAR in order to revise certain disclosure regarding the newly filed Yura, Escondida and Don Beno project technical reports. The Company filed such Form 10-K/A with respect to its fiscal year ended April 30, 2009 with the U.S. Securities and Exchange Commission on July 6, 2010.

As a result, the BCSC determined to revoke the CTO on July 21, 2010. A copy of the BCSC's revocation order is attached hereto as an exhibit.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

(a)        Financial Statements of Business Acquired.

Not applicable.

(b)         Pro Forma Financial Information.

Not applicable.

(c)        Shell Company Transaction.

Not applicable.

(d)        Exhibits.

Exhibit             Exhibit Description

99.1                  July 21, 2010 Revocation Order of the British Columbia Securities Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ZORO MINING CORP.
Date: July 26, 2010	By: /s/ Andrew Brodkey ________________________________________ Name: Andrew Brodkey Title: President, Chief Executive Officer and a director

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